                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of Earliest Event Reported): July 31, 1999
                                                       -------------

                      PHARMAKINETICS LABORATORIES, INC.
                      ---------------------------------
             (Exact name of registrant as specified in its charter)


   Maryland                    0-11580                 52-1067519
   ---------                   -------                 ----------
(State or other        (Commission File Number)     (I.R.S. Employer
 jurisdiction of                                   Identification No.)
 incorporation)


                   302 West Fayette Street
                     Baltimore, Maryland                 21201
                   ----------------------                -----
           (Address of principal executive offices)    (Zip Code)


     Registrant's telephone number, including area code: (410) 385-4500
                                                          -------------





















ITEM 5.  OTHER EVENTS.

     On August 3, 1999, PharmaKinetics Laboratories, Inc. issued a press release with respect to its receipt of a Warning Letter from the United States Food and Drug Administration (FDA) regarding Pharmakinetics' noncompliance with certain required protocols in its bioequivalence studies. In the warning letter, the FDA advises PharmaKinetics to take immediate corrective action and that the failure to do so may result in regulatory action. The press release describes, among other things, actions being taken by PharmaKinetics in connection with the matters raised in the warning letter. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)     Not applicable.

            (b)     Not applicable.

            (c)     Exhibits:

                    99.1  Press Release dated August 2, 1999.





























                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PHARMAKINETICS LABORATORIES, INC.


Date: August 5, 1999                   By:  /s/ James K. Leslie
                                           -----------------------
                                           James K. Leslie,
                                           President and
                                           Chief Executive Office


































